                          SPECIMEN STOCK CERTIFICATE



     NUMBER                  STRONG LOGO                      SHARES
     ------                  -----------                      ------
                                                              CUSIP
                                                              -----


                      STRONG [Name of Fund], a series of
                       STRONG [Name of Registrant] INC.
             INCORPORATED UNDER THE LAWS OF THE STATE OF WISCONSIN


                                Investor Class

This Certifies that___________________________________________________is the
owner of__________________Shares of the Common Stock, Par Value $.__________ per share, of Strong [Name of Registrant] Inc. - Strong [Name of Fund] transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This certificate is not valid until countersigned by the Transfer Agent. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:_____________________


                                CORPORATE SEAL


     _________                                         ______________
     SECRETARY                                         VICE PRESIDENT
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The following abbreviations, when used in the inscription on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

                                                             UNIF GIFT MIN ACT______Custodian___________
                                                                               (Cust)          (Minor)
                                                             Under Uniform Gift to Minors
                                                             Act -___________________________________
                                                                                       State

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties                       UNIF TRANS MIN ACT______Custodian________
JT TEN  - as joint tenants with the right of survivorship                       (Cust)        (Minor)
and not as tenants in common
                                                             Under Uniform Transfers to Minors
                                                             Act -___________________________________
                                                                                       State

Additional abbreviations also may be used though not in the above list.

For Value Received, ______________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

___________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

___________________________________________________________________________

___________________________________________________________________________

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint___________________________________________________________________
as attorney, to transfer the said shares on the books of the within named Corporation with full power of substitution.

Date _______________             _________________________
                                 Signature
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME AS WRITTEN UPON THE
                                 FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
                                 WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                 WHATEVER


Strong [Name of Registrant], Inc. is authorized to issue common stock for multiple series and classes of shares of the Corporation. Upon written request and without charge, a Shareholder will be given a summary of the designations, relative rights, preferences and limitations determined for each series and class. The Board of Directors is authorized to determine variations for different series or classes of unissued shares, and to redesignate any existing series or classes of issued shares of the Corporation.